Other revenues	12 Months Ended
Dec. 31, 2016
Revenues [Abstract]
Other revenues
Other revenues

Other revenues consist of the following:

	Year ended December 31,
(In US$ millions)	2016	2015	2014
Amortization of unfavorable contracts	65	116	130
Revenues related party	100	119	97
External management fees with third parties	19	30	62
Termination revenue	69	—	—
Total	253	265	289

The unfavorable contract values in 2016, 2015 and 2014 arose primarily from the Company's acquisitions of Sevan Drilling ASA, see Note 21 "Goodwill and other intangible assets and liabilities". The residual unfavorable contract amortized in 2015 and 2014 arose from the Company's acquisition of Songa Eclipse, which finished amortizing in May 2015.

Related party revenues were related to management support and administrative services during the year provided to Seadrill's associates in which the Company maintains an investment. Refer to Note 31 "Related party transactions" for more information

External management fees relate to the operational, administrative and support services that the Company provides to SapuraKencana as part of the agreement that Seadrill entered into when the Company sold majority of the tender rig business. Refer to Note 11 "Disposals of businesses and deconsolidation of subsidiaries" for more information.

The termination revenue relates to the early termination fee recognized for contracts cancelled on the West Hercules and West Epsilon of $58 million and $11 million respectively. The total termination fee for the West Hercules was $66 million, with the remaining $8 million of revenue to be recognized in January 2017 up until the end date of the original contract.